UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 11, 2014

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 11, 2014, Deepak Chopra, President, Chief Executive Officer and Chairman of the Board of Directors of OSI Systems, Inc. (the “Company”), entered into a Rule 10b5-1 trading plan (the “10b5-1 Plan”) with a broker to sell, subject to a limit order, shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”).  The 10b5-1 Plan is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

Assuming the conditions of the limit order are met, Mr. Chopra currently intends to sell up to an aggregate of 48,000 shares of Common Stock pursuant to the 10b5-1 Plan during the period beginning in September 2014 and ending in December 2014, at which time the 10b5-1 Plan will terminate.  Mr. Chopra will report transactions effected under the 10b5-1 Plan in accordance with the rules and regulations of the Securities and Exchange Commission, as necessary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: September 11, 2014

	By:	/s/ Victor Sze
Victor Sze
General Counsel

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